UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 30, 2010

Date of Report (Date of earliest event reported)

MONOTYPE IMAGING HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33612	20-3289482
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Unicorn Park Drive

Woburn, Massachusetts 01801

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 970-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 30, 2010, Monotype Imaging Holdings Inc. (the “Company”), entered into a third amendment (the “Third Amendment”) to the Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of July 30, 2007, as amended, by and among the Company, Monotype Imaging Inc., Imaging Holdings Corp., International Typeface Corporation (collectively, the “Borrowers”), the lenders listed therein and Wells Fargo Capital Finance, Inc., formerly known as Wells Fargo Foothill, Inc., as administrative agent. Pursuant to the Third Amendment, among other items, the Borrowers are permitted to make distributions to the Company to enable the Company to repurchase shares of its capital stock pursuant to repurchase agreements or similar agreements approved by the Company’s Board of Directors, provided that such distributions shall not exceed $5,000,000 in any period of two consecutive fiscal quarters and $10,000,000 in the aggregate. In connection with the Third Amendment, the Borrowers made a prepayment of principal of the term loan under the Credit Agreement in an aggregate amount equal to $10,000,000, together with accrued interest on such principal amount being prepaid through the date of such prepayment, without incurring a prepayment penalty.

The above description of the Third Amendment is a summary and is qualified in its entirety by the Third Amendment itself, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 above is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Third Amendment to Amended and Restated Credit Agreement by and among Monotype Imaging Holdings Inc., Imaging Holdings Corp., Monotype Imaging Inc., and International Typeface Corporation, as Borrowers, the Lenders (as defined therein) and Wells Fargo Capital Finance, Inc., formerly known as Wells Fargo Foothill, Inc., as the Administrative Agent, dated as of December 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOTYPE IMAGING HOLDINGS INC.

January 4, 2011	By:	/s/ Scott E. Landers
Scott E. Landers
Senior Vice President, Chief Financial Officer,
Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Third Amendment to Amended and Restated Credit Agreement by and among Monotype Imaging Holdings Inc., Imaging Holdings Corp., Monotype Imaging Inc., and International Typeface Corporation, as Borrowers, the Lenders (as defined therein) and Wells Fargo Capital Finance, Inc., formerly known as Wells Fargo Foothill, Inc., as the Administrative Agent, dated as of December 30, 2010.